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                                                                    Exhibit 99.4

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
                 SECTION 1350 OF TITLE 18, UNITED STATES CODE)


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (Subsections
(a) and (b) of Section 1350 of Title 18, United States Code), I, Thomas P. Kellagher, Group Vice President and Chief Financial Officer of the Pennzoil-Quaker State Company, a Delaware corporation, hereby certify, to my knowledge, that:

                   (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated August 13, 2002

                                            /s/ Thomas P. Kellagher
                                            ------------------------------------
                                            Thomas P. Kellagher
                                            Group Vice President and
                                            Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, (Subsections (a) and (b) of
Section 1350 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.